SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 29, 2000

                            REGENESIS HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          FLORIDA                        1-12350               65-0827283
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(State or Other Jurisdiction          (Commission            (IRS Employer
Of Incorporation)                      File Number)          Identification
                                                             Number)

                        930 Washington Avenue - 4th Floor
                           Miami Beach, Florida 33139
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                   (Address of executive offices and zip code)

       Registrant's telephone number, including area code: (305) 695-4400


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Item 4.   Changes in Registrant's Certifying Accountant.

(a)  (1)  Termination of Certifying Accountants

         Accountants were terminated by the Registrant prior to their commencement of the December 31, 1999 audit and accordingly, did not issue a report.

         (i) On February 17, 2000 Rachlin Cohen & Holtz, L.L.P., the Registrant's Certifying Accountants ("Former Accountants") were terminated as the Registrant's Certifying Accountants.

         (ii) During the interim period preceding the termination of their employment, there were no disagreements with the Former Accountants with respect to auditing principles or practices and financial statements. There were no disagreements with respect to disclosure or auditing scope and procedure.

                  (A) The Former Accountants have not advised the Registrant that information has come to their attention that has led them to no longer be able to rely on management's representations or that they were unwilling to be associated with the financial statements prepared by management.

                  (B) The Former Accountants have not advised the Registrant of the need to expand significantly their scope of the audit, or that any information has come to their attention during the Registrant's most recent fiscal year and any subsequent interim period preceding the termination of their employment, that, if further investigated, might materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report, including information that might prevent them from rendering an unqualified audit report on those financial statements, or cause them to be unwilling to rely on management's representations or be associated with the Registrant's financial statements.

                  (C) The report on the financial statements for the past year does not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

                           The accountant's report of Rachlin Cohen & Holtz LLP on the financial statements of Regenesis Holdings, Inc. as of December 31, 1998, and for the year ended then contained an explanatory paragraph referring to an uncertainty as to the Registrant's ability to continue as a going concern.

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                  D) The Former Accountants have not advised the Registrant that information has come to their attention that materially impacts the fairness or reliability of either a previously issued report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report, including information that, unless resolved to their satisfaction, would prevent them from rendering an unqualified audit report on those financial statements.

(a)  (2)  Engagement of New Certifying Accountants

         On February 22, 2000, the Registrant engaged Moore Stephens Lovelace, P.A., 1201 S. Orlando Avenue, Suite 400, Winter Park, Florida 32789 (the "New Accountants") as its new certifying accountants.

         The New Accountants were not consulted regarding:

         (i) The application of accounting principles to a specific transaction: or


         (ii) The type of audit opinion to be rendered with regard to the Registrant's financial statements; or any disagreements or reportable events as such terms are defined in Regulation S-K, Item 304.

(a) (3) The Former Accountants have been provided with a copy of the disclosures being set forth in the Form 8-K with a request that they furnish the Registrant a letter addressed to the Commission stating whether they agree with the statements made by the Registrant in response to Item 304(a) of Regulation S-B and, if not, stating the respects in which it does not agree. Annexed hereto as an exhibit is a copy of a letter from the Former Accountants to the Commission stating that they agree with the statements on the Form 8-K concerning their firm.

(a) (4) The New Accountants have also been furnished with a copy of the disclosures being set forth in the Form 8-K with a request that they furnish the Registrant a letter addressed to the Commission stating whether they agree with the statements made by the Registrant with regard to them. Annexed hereto as an
Exhibit is a copy of a letter from the New Accountants to the Commission stating that they agree with the statements on the from 8-K concerning their firm.


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                                    EXHIBITS

-16.1 Letter dated February 24, 2000 from Moore Stephens Lovelace, P.A. to the Securities and Exchange Commission.

-16.2 Letter dated February 28, 2000 from Rachlin Cohen & Holtz to the Securities and Exchange Commission.